UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fortitude Gold Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

FORTITUDE GOLD CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MAY 22, 2024 AT 9:00 AM LOCAL TIME CONTROL ID: REQUEST ID: The undersigned stockholder of Fortitude Gold Corporation acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 22, 2024, 9:00 a.m. local time at the Colorado Springs Marriott, 5580 Tech Center Drive., Colorado Springs, CO 80919. The undersigned stockholder of Fortitude Gold hereby appoints Jason Reid with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said annual meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned’s shares as follows: (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 202-521-3464. INTERNET: https://www.iproxydirect.com/FTCO PHONE: 1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF FORTITUDE GOLD CORPORATION PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 1  FOR WITHHOLD Election of Directors: Jason D. Reid   Bill M. Conrad   CONTROL ID: REQUEST ID: Proposal 2  FOR AGAINST ABSTAIN To ratify the appointment of Haynie & Company as Fortitude Gold’s independent registered public accounting firm for the fiscal year ending December 31, 2024.    MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING:  THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR’ FOR PROPOSAL 1 AND THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE ‘FOR’ PROPOSAL 2. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES TO THE BOARD OF DIRECTORS AND PROPOSAL 2. MARK HERE FOR ADDRESS CHANGE  New Address (if applicable): ____________________________ ____________________________ ____________________________ IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Dated: ________________________, 2024 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)